UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

☒	Filed by the Registrant	☐	Filed by a Party other than the Registrant

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☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Norfolk Southern Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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On April 3, 2024, Norfolk Southern Corporation (“NSC”) updated its website www.VoteNorfolkSouthern.com, which contains information relating to NSC’s 2024 Annual Meeting of Shareholders. A copy of the updated website content (other than that previously filed) can be found below:

ALAN SHAW A PROVEN LEADER WITH THE RIGHT EXPERIENCE & STRATEGY TO DELIVER FOR SHAREHOLDERS VETERAN RAILROADER WITH EXTENSIVE OPERATIONAL AND STRATEGIC EXPERTISE Drove revenue growth outpacing Class I railroad peers during tenure as Chief Marketing Officer from 2015 – 2021 Led Norfolk Southern’s Intermodal operations – overseeing the operations of the most service sensitive business — as VP, Intermodal Operations, from 2013 – 2015 Delivered record annual railway operating revenue in first year as CEO in 2022 Experience leading teams across Norfolk Southern’s Operations, Marketing and Finance functions DEVELOPED AND IMPLEMENTED BALANCED STRATEGY THAT IS DELIVERING RESULTS Scheduled railroading strategy balances delivering safe, reliable and resilient service, driving continuous productivity improvements and propelling sustainable growth to enhance shareholder value Alan and the Norfolk Southern team drove significant progress in 2022 prior to the East Palestine incident: $12.7B RECORD RAILWAY OPERATING REVENUE LOW ~ 60% OPERATING RATIO RANGE – CLOSING THE GAP WITH CLASS 1 PEERS 14% IMPROVEMENT IN TRAIN SPEED IN Q4 2022 Following investments to accelerate safety and service improvements, Alan has put Norfolk Southern’s operations back on track. The results are clear — Alan has delivered significant operational improvement since taking over as CEO in May 2022: 2,670BPS IMPROVEMENT IN INTERMODAL SERVICE LEVELS 27% IMPROVEMENT IN TRAIN SPEED 14% IMPROVEMENT IN TRAIN DWELL NOW WE’RE TAKING THE NEXT STEP WITH TOP!SPG, NORFOLK SOUTHERN’S MODERN VERSION OF PSR, WHICH APPROPRIATELY BALANCES SERVICE, PRODUCTIVITY & GROWTH.—Alan Shaw, Norfolk Southern Investor Day December 6, 2022

DELIVERING ON COMMITMENTS TO MAKE IT RIGHT IN EAST PALESTINE & SET GOLD STANDARD OF INDUSTRY SAFETY THESE IMPROVEMENTS LED TO A 38% REDUCTION IN MAINLINE ACCIDENT RATE IN 2023 AND THE FEWEST MAINLINE ACCIDENTS SINCE 1999 Under Alan’s leadership, Norfolk Southern has made notable achievements to East Palestine and support the surrounding communities... $104M +11,700 DONATED TO SUPPORT THE EAST PALESTINE COMMUNITY TESTING SHOWS NO AIR QUALITY CONCERNS, IMPACTS TO PUBLIC DRINKING WATER OR PRIVATE WELLS FAMILY VISITS TO OUR FAMILY ASSISTANCE CENTER $4.3M FUND ESTABLISHED TO PROTECT DRINKING WATER ... while taking decisive action to put Norfolk Southern on the forefront of safety in the railroad industry Implementing our six-point safety plan addressing the findings of the National Transportation Safety Board (NTSB), installing cutting-edge digital train inspection portals and incorporating feedback from our labor leaders Appointed AtkinsRéalis, a leading independent safety consultant with project management and Nuclear Navy experience, to conduct an independent safety culture assessment and recommend responsive actions Implementing recommendations from the Federal Railroad Administration (FRA), including to improve our early warning systems, enhance communication with our craft employees, enhance mutual trust, bolster safety training and increase focus on exceeding safety standards Implemented enhanced training and development — including a leadership development program for more than 1,000 front-line field supervisors who manage nearly 78% of our workforce — rebuilding trust with unions and garnering recognition from union leadership

RECOGNIZED BY ELECTED OFFICIALS AND REGULATORS1 WE HAVE BEEN ENCOURAGED BY RECENT DATA SHOWING THAT NORFOLK SOUTHERN HAS EXPERIENCED A 34 PERCENT REDUCTION IN THE RATE OF MAINLINE DERAILMENTS IN THE LAST YEAR. Less encouraging is the fact that data for 2023 suggest that Norfolk Southern is alone among the Class I railroads to achieve significant reductions in the rate of mainline derailments this past year.” Norfolk Southern has stepped up to the plate when it comes to investing in East Palestine and doing what’s right to ensure the community continues to thrive well into the future. ALAN SHAW AND HIS TEAM HAVE BEEN EXTREMELY RESPONSIVE AND EAGER TO HAVE DIFFICULT CONVERSATIONS ABOUT THE HEALTH AND SAFETY OF THE RESIDENTS AND THE ECONOMIC RECOVERY PROCESS. I look forward to continuing to work with the NS team in their commitment to the residents of East Palestine and surrounding Ohio communities.” PETE BUTTIGIEG U.S. Secretary of Transportation I particularly commend your [Norfolk Southern’s] commitment to investing in safety as those investments are imperative for continuing the unique progress your railroad has made; early data for 2023 suggest THAT NS WAS THE ONLY CLASS I RAILROAD TO ACHIEVE SIGNIFICANT REDUCTIONS IN THE RATE OF MAINLINE DERAILMENTS THIS PAST YEAR.” MONICA BLASDEL Ohio State Representative AMIT BOSE Administrator of the Federal Railroad Administration Important Additional Information The Company has filed a definitive proxy statement (the “2024 Proxy Statement”) on Schedule 14A and a WHITE proxy card with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for its 2024 Annual Meeting of Shareholders (the “2024 Annual Meeting”). SHAREHOLDERS ARE STRONGLY ADVISED TO READ THE COMPANY’S 2024 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE WHITE PROXY CARD AND ANY OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the 2024 Proxy Statement, any amendments or supplements to the 2024 Proxy Statement and other documents that the Company files with the SEC from the SEC’s website at www. sec.gov or the Company’s website at https://norfolksouthern. investorroom.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC. Certain Information Concerning Participants The Company, its directors and certain of its executive officers and employees may be deemed participants in the solicitation of proxies from shareholders in connection with the matters to be considered at the 2024 Annual Meeting. Information regarding the direct and indirect interests, by security holdings or otherwise, of the persons who may, under the rules of the SEC, be considered participants in the solicitation of shareholders in connection with the 2024 Annual Meeting is included in Norfolk Southern’s 2024 Proxy Statement, filed with the SEC on March 20, 2024. To the extent holdings by our directors and executive officers of Norfolk Southern securities reported in the 2024 Proxy Statement for the 2024 Annual Meeting have changed, such changes have been or will be reflected on Statements of Change of Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are available free of charge as described above. 1. Quotes taken from publicly available sources. Permission to use quotes was neither sought nor obtained. VOTENORFOLKSOUTHERN.COM

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Important Additional Information and Where to Find It

The Company has filed a definitive proxy statement (the “2024 Proxy Statement”) on Schedule 14A and a WHITE proxy card with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for its 2024 Annual Meeting of Shareholders (the “2024 Annual Meeting”). SHAREHOLDERS ARE STRONGLY ADVISED TO READ THE COMPANY’S 2024 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE WHITE PROXY CARD AND ANY OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the 2024 Proxy Statement, any amendments or supplements to the 2024 Proxy Statement and other documents that the Company files with the SEC from the SEC’s website at www.sec.gov or the Company’s website at https://norfolksouthern.investorroom.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Certain Information Regarding Participants in Solicitation

The Company, its directors and certain of its executive officers and employees may be deemed participants in the solicitation of proxies from shareholders in connection with the matters to be considered at the 2024 Annual Meeting. Information regarding the direct and indirect interests, by security holdings or otherwise, of the persons who may, under the rules of the SEC, be considered participants in the solicitation of shareholders in connection with the 2024 Annual Meeting is included in Norfolk Southern’s 2024 Proxy Statement, filed with the SEC on March 20, 2024. To the extent holdings by our directors and executive officers of Norfolk Southern securities reported in the 2024 Proxy Statement for the 2024 Annual Meeting have changed, such changes have been or will be reflected on Statements of Change of Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are available free of charge as described above.